Exhibit 32.1

MJ PHARMACEUTICALS, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MJ Pharmaceuticals, Inc. (the Company) on Form 10-Q for the period from January 1, 2015 to March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Mark Uren, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to and will be retained by, MJ Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 19, 2015

By:  /s/ Mark Uren
Mark Uren
Chief Executive Officer, President,
Secretary and Principal Financial Officer